Exhibit 10.5

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS.

FIRST AVENUE NETWORKS, INC.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

Warrant Number: WT-1	December 14, 2004

This Warrant (the “Warrant”) between First Avenue Networks, Inc., a Delaware corporation (the “Company”) and Tejas Securities Group, Inc. (“Tejas”) is the warrant referred to in and issued pursuant to that certain Master Private Placement Engagement Letter (the “Letter Agreement”), dated November 24, 2004 between the Company and Tejas.

This Warrant certifies that, for good and valuable consideration, the Company grants to Tejas (the “Warrantholder”), the right to subscribe for and purchase from the Company, at any time during the Exercise Period (as defined herein), 2,574,000 shares of Common Stock (such shares and/or any other securities that may be deliverable on exercise hereof, the “Warrant Shares”), at the exercise price per share of Seven Dollars and Twenty-Five Cents ($7.25) (the “Exercise Price”), all subject to the terms, conditions and adjustments herein set forth. The number of Warrant Shares is subject to adjustment as provided in Article III.

1.	DEFINITIONS

1.1. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Affiliate” with respect to any Person, shall mean any other Person that directly or indirectly, controls, is controlled by, or is under common control with, such Person.

“Business Day” means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

“Closing Price” of a share of Common Stock for any day shall mean the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the principal national securities exchange on which such Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the Nasdaq National Market System or the Nasdaq SmallCap Market or, if such security is not quoted on the Nasdaq

National Market System or the Nasdaq SmallCap Market, the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by Nasdaq or, if bid and asked prices for such security on each such day shall not have been reported by Nasdaq, the average of the bid and asked prices for such day as furnished by any reputable investment banking firm regularly making a market in such security selected for such purpose by the Board of Directors of the Company or a committee thereof. If the Closing Price cannot be calculated on such date on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an Independent Financial Expert selected for such purpose by the Board of Directors of the Company or a committee thereof.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Fair Market Value” shall mean on any date (i) if the Common Stock is quoted on Nasdaq or listed on a national securities exchange, then the last reported sale price per share of Common Stock on Nasdaq or any national securities exchange in which such Common Stock is quoted or listed, as the case may be, on such date or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, (ii) if the Common Stock is actively traded over-the-counter, then the last sales price quoted, if determinable, or, if not determinable, the average of the closing bid and asked prices quoted on the OTC Bulletin Board (or similar system) on such date or (iii) if such Common Stock is not traded, quoted or listed on Nasdaq or any national securities exchange or over-the-counter market, then the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

“Governmental Authority” means any foreign, federal, state, local or other governmental authority or regulatory body having jurisdiction over the Company, its Affiliates or the Warrantholder.

“Independent Financial Expert” means a nationally recognized investment banking firm that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in the Company or any of its Affiliates, that has not been and at the time it is called upon to give independent financial advice to the Company is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company or any of its Affiliates, and that does not provide any advice or opinions to the Company or any of its Affiliates.

“Majority Warrantholders” means the holders of more than 50% of the aggregate number of Warrant Shares issuable upon the exercise of (a) this Warrant and (b) any warrants issued upon the transfer of portions of this Warrant by the Warrantholder to other holders.

“Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

2.	EXERCISE OF WARRANT

2.1. Exercise Period. On the terms and subject to the conditions contained herein, the Warrantholder may exercise this Warrant on any Business Day starting on the date hereof and ending at 5:00 p.m., Eastern Standard Time, on December 14, 2014 (the “Exercise Period”).

2.2. Method of Exercise; Payment

(a) Cash Exercise. Subject all of the terms and conditions hereof, this Warrant may be exercised, in whole or in part, by surrender of this Warrant to the Company at its principal office, accompanied by a Notice of Exercise substantially in the form attached hereto, executed by the holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of Warrant Shares for which the Warrant is being exercised, as designated in such subscription, by (ii) the Exercise Price. Thereupon, the holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided for herein.

(b) Cashless Exercise/Conversion. Subject to all of the terms and conditions hereof, the holder shall have the right to convert this Warrant, in whole or in part, by surrender of this Warrant to the Company at its principal office, accompanied by a Notice of Exercise substantially in the form attached hereto, executed by the holder. Thereupon, the holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

(i) (A) (x) the number of Warrant Shares (subject to adjustment as provided in Article III hereof) which such holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such Notice of Exercise (without giving effect to any adjustment thereof pursuant to this subsection), multiplied by (y) the Fair Market Value of each such Warrant Share so receivable upon such exercise minus

(B) (x) the number of Warrant Shares subject to adjustment as provided in Section 3 hereof which such holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such Notice of Exercise (without giving effect to any adjustment thereof pursuant to this subsection), multiplied by (y) the Exercise Price divided by

(ii) the Fair Market Value per Warrant Share.

2.3. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within three (3) business days thereafter, the Company, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the holder, or as the holder may direct (subject in all cases, to the provisions of Article IV hereof), a certificate or certificates for the number of Warrant Shares purchased by the holder on such exercise, plus, in lieu of any fractional share to which the holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value. All Warrant Shares issued upon the exercise of this Warrant shall be duly authorized, validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein). Upon any partial exercise of this Warrant, the Company, as its expense, will forthwith and, in any event within three (3) business days, issue and deliver to the holder a new warrant or warrants of like tenor, registered in the name of the holder, exercisable, in the aggregate, for the balance of the Warrant Shares.

2.4. Restrictions. The Company shall not be required to issue any Warrant Shares under this Warrant if the issuance of such shares would constitute a violation by the Company of any provision of any law, rule or regulation of (i) any Governmental Authority, including without limitation, compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and compliance with registration or qualification requirements of applicable federal and state securities laws or (ii) any applicable self governing organization or stock exchange, including without limitation, the rules, regulations or listing requirements of any such organization or stock exchange. If at any time the Company shall determine, based upon the advice of counsel, that the registration, qualification or listing of any shares subject to this Warrant under any applicable state or federal law or other applicable rules or regulations (including those of any applicable stock exchange), or any filing or expiration of any waiting period under the HSR Act, is necessary as a condition of, or in connection with, the issuance of shares, the Company shall not be required to issue any Warrant Shares of under this Warrant unless and until the Company has received evidence reasonably satisfactory to it that such laws, rules or regulations have been complied with and/or such filing has been made and the applicable waiting period has expired under the HSR Act.

2.5. Payment of Taxes. The Company shall pay all stamp taxes and other similar charges with respect to the issue or delivery of Warrant Shares hereunder. The Company shall not be required to pay any transfer tax or other similar charge imposed in connection with the issue of any stock certificate in any name other than that of the Warrantholder, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

3.	ADJUSTMENTS

3.1. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, then as of the record date for effecting such subdivision the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately increased and the Exercise Price in effect immediately prior to such subdivision shall be proportionately decreased. If the Company at any time combines (by reverse stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a smaller number of shares, then as of the record date for effecting such combination the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased and the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

3.2. Consolidation, Merger, etc. In case of any consolidation or merger of the Company with or into any other Person, or (a) any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization or in connection with which the Common Stock (or other securities issuable upon exercise of this Warrant) shall be changed into or exchanged for stock of any other entity or cash or other property, (b) any transaction in which in excess of 50% of the Company’s voting power is transferred to a Person not a stockholder immediately prior to the consummation of such transaction, (c) any sale of all or substantially all of the assets of the Company or (d) a capital reorganization or reclassification of the Common Stock (or other securities issuable upon exercise of this Warrant) that does not result in an adjustment pursuant to Section 3.1 (any such transaction being hereinafter referred to as a “Reorganization”), then, in each case, the Warrantholder, on exercise hereof at any time after the consummation or effective date of such Reorganization, shall receive, in lieu of the Warrant Shares issuable on such exercise prior to the date of such Reorganization, the stock, other securities, cash or other property to which such holder would have been entitled upon the date of such Reorganization if such holder had exercised this Warrant immediately prior thereto.

3.3. Adjustment on Other Events. If the Common Stock issuable upon the conversion of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock, whether by reclassification or otherwise (other than an adjustment under Section 3.1 or a merger, consolidation, or sale of assets provided for under Section 3.2), then and in each such event, the holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Article III.

3.4. Notice of Adjustment. Whenever an event necessitating an adjustment to this Warrant pursuant to this Article III occurs, the Company shall promptly deliver written notice thereof, by first class mail, postage prepaid, addressed to the Warrantholder in accordance with Section 8.5, which notice shall state the increase or decrease in the number or other denominations of securities purchasable and exercise price payable upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

4.	RESTRICTIONS ON TRANSFER OF WARRANT AND WARRANT SHARES

4.1. Restrictions on Transfer. The Warrantholder, by its acceptance of this Warrant, agrees to be bound by the provisions of this Article IV and acknowledges and confirms that this Warrant and any Warrant Shares issued upon exercise of this Warrant have not been registered under the Securities Act or any applicable state securities laws, and may not be sold or transferred except in compliance with and subject to the Securities Act and such state securities laws. Unless and until this Warrant and such Warrant Shares have been registered under the

Securities Act and such state securities laws, the Company may require, as a condition to effecting any sale or transfer of this Warrant or such Warrant Shares on the books of the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that an exemption from registration under the Securities Act and such state securities laws is available for the proposed transfer or assignment. Any purported sale or transfer of this Warrant and/or such Warrant Shares shall be null and void unless made in compliance with the conditions set forth in this Article IV. Except as provided in Section 4.2, (a) this Warrant and any warrant of the Company issued in exchange or replacement for this Warrant shall be stamped or otherwise imprinted with a legend in substantially the form set forth on the cover of this Warrant, (b) each certificate for Warrant Shares issued upon the exercise of this Warrant and each certificate issued upon the transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend substantially to the same effect.

4.2. Termination of Restrictions. The restrictions imposed by Section 4.1 upon the transferability of this Warrant and the Warrant Shares shall terminate: (a) when and so long as this Warrant or any such Warrant Shares shall have been effectively registered under the Securities Act and transferred in compliance therewith; or (b) when the Company shall have received an opinion of counsel reasonably satisfactory to it that this Warrant or such Warrant Shares may be transferred without registration thereof under the Securities Act; provided, however, that if the Warrant or the Warrant Shares have been held (both legally and beneficially) by the Warrantholder for at least two (2) years and is proposed to be sold in compliance with Rule 144(k) under the Securities Act, no such opinion of counsel shall be required if the Warrantholder is not, and represents to the Company that is it not, an affiliate of the Company as defined in Rule 144. Whenever the legend requirements imposed by Section 4.1 shall terminate as to this Warrant or the Warrant Shares, the holder of this Warrant or any Warrant Shares shall be entitled to receive from the Company, upon request, at the Company’s expense, a new warrant or a new certificate representing the Warrant Shares, as the case may be, not bearing the restrictive legend described in Section 4.1.

4.3. Compliance with Securities Laws. The Warrantholder, by acceptance hereof, represents to the Company that this Warrant and any Warrant Shares purchased upon exercise of this Warrant are being acquired solely for the Warrantholder’s own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of this Warrant or any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act or any applicable state securities laws. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in this Warrant and any Warrant Shares purchased on exercise hereof and has the ability to bear the economic risks of such investment. The Warrantholder certifies and represents to the Company that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act and, if not an individual, was not organized for the purpose of acquiring the Warrants.

4.4. Transfer Procedure. Subject to compliance with the other provisions of this Article IV, transfer of this Warrant, in whole or in part, shall occur upon surrender of this Warrant at the principal executive offices of the Company, together with a duly executed written assignment agreement in substantially the form attached hereto as Annex II and funds sufficient to pay any transfer taxes payable upon the making of such transfer and, if required, an opinion of counsel reasonably acceptable to counsel of the Company in its professional determination concerning the compliance of such transfer with the Securities Act and applicable state securities laws. Upon receipt of such items, the Company shall execute and deliver a new warrant or warrants in the name of the assignee or assignees and in the denomination(s) specified in such instrument of assignment, and shall issue to the assignor a new warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.

4.5. Maintenance of Transfer Books. The Company agrees to maintain, at the principal executive office of the Company, books or records for the registration and the registration of transfer of this Warrant or any warrant of the Company issued in exchange for this Warrant.

4.6. Registration Rights. Upon the written request of the Majority Warrantholders, the Company shall use commercially reasonable efforts to, within 90 days, file a registration statement registering the Common Stock issuable on exercise of the Warrant, and shall use commercially reasonable efforts to cause such registration statement to remain effective until the date that is two years from the date first written above. After the expiration of such two-year period, the Company shall provide instructions to its transfer agents that certificates representing the Warrant Shares shall be issued without a legend if such Warrant Shares are to be issued pursuant to a net cashless exercise/conversion pursuant to Section 2.3(ii) hereof; provided that the Warrantholder is not, and represents that it is not, then an “affiliate” of the Company as such term is defined under Rule 144.

5.	RESTRICTIONS ON TRANSFER OF WARRANTS

5.1. Notwithstanding anything to the contrary contained in Article IV, the Warrantholder, by its acceptance of this Warrant, agrees that it will not directly, or indirectly, offer to sell, sell, contract to sell, grant or sell to any other person any option, right or warrant to purchase, lend, assign, pledge, transfer, hypothecate or otherwise dispose of or encumber any of the Warrants, or dispose of any beneficial interest therein, except to (i) successors to Warrantholder in a merger or consolidation, (ii) officers, directors, employees or agents of Warrantholder, (iii) purchasers of all or substantially all of the assets of Warrantholder or (iv) shareholders of Warrantholder or shareholders or partners of its transferees in the event of liquidation or dissolution.

6.	NECESSARY ACTIONS

6.1. The Company will: (a) use its commercially reasonable efforts to obtain all such authorizations, approvals, exemptions or consents from any Governmental Authority having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant (including, without limitation, making all necessary filings with such Governmental Authorities); (b) take all necessary steps (including, without limitation, making appropriate amendments to its certificate of incorporation) to ensure that the Company has authorized a sufficient number of authorized but unissued shares of its Common Stock to provide for the issuance of the Warrant Shares; (c) reserve from its authorized but unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant; and (d) take all actions as may be necessary or appropriate to ensure that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant that are not subject to any preemptive rights and are free from all taxes, liens, security interests, charges and other encumbrances, in each case, with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issuance and restrictions provided by applicable law.

7.	LOSS OR MUTILATION

7.1. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (a) in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and substance to the Company; or (b) in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8.	MISCELLANEOUS

8.1. Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrant.

8.2. Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Warrantholder shall operate as a waiver of such right or otherwise prejudice the Warrantholder’s rights, powers or remedies.

8.3. Effect; No Third-Party Beneficiaries. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors and permitted assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any Person other than the Company and the Warrantholder, or their respective successors or permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

8.4. Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

8.5. Notices. Except as otherwise expressly provided herein, all notices and deliveries referred to in this Warrant shall be in writing (including facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on the signature pages hereof. Each such notice, request or other communication shall be deemed received by the other party (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section.

8.6. Severability. Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision of this Warrant or the validity, legality or enforceability of this Warrant in any other jurisdiction. In such event, this Warrant will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

8.7. Governing Law. All questions concerning the construction, validity and interpretation of this warrant and the issuance of securities hereunder will be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

8.8. Rights or Liabilities as Stockholder. The Warrantholder shall be deemed to have become a holder of record of the Warrant Shares issuable under Section 2.2 only as of the date on which all required deliverables pursuant to Section 2.2 have been received by the Company. Until such time the Warrantholder shall not have any voting rights or other rights or liabilities of a stockholder of the Company with respect to the Warrant Shares issuable hereunder.

8.9. Amendment. Any provision of this Warrant may be amended or waived with the prior written consent of the Company and the Majority Warrantholders, which amendment or waiver will be effective on holders of this Warrant or any warrant issued on transfer hereof. Any amendment or waiver must be in writing to be effective.

8.10. Notices of Record Date. Upon any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right or any voluntary dissolution, liquidation or winding up of the Company, the Company shall use reasonable efforts to mail to the holder at least ten (10) days prior to the record date specified therein and at least ten (10) days prior to the effective date specified in clause (ii) or (iii) hereof, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such dissolution, liquidation or winding up is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such dissolution, liquidation or winding up. Nothing herein shall prohibit the holder from exercising this Warrant during the ten (10) day period commencing on the date of such notice.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant on the date first above written.

COMPANY:	FIRST AVENUE NETWORKS, INC.

By:
Name:
Title:

WARRANTHOLDER:	TEJAS SECURITIES GROUP, INC.

By:
Name:
Title:

Annex I

NOTICE OF EXERCISE

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right represented by this Warrant to purchase                      shares of Common Stock, and herewith (a) tenders to the Company as payment for such shares the amount of $                     in accordance with Section 2.2(a) of this Warrant or (b) elects to convert in accordance with Section 2.2(b) of this Warrant. The undersigned requests that a certificate for such shares be registered in the name of each of the following:

Name:

Address:

and that each certificate be delivered to the above at the address indicated.

The undersigned represents that it is an accredited investor (as defined in applicable rules and regulations under the Securities Act of 1933, as amended), and that it is acquiring such shares of Common Stock for its own account for investment and not with a view to or for sale in connection with any distribution thereof.

Dated:

Signature:
(Print Name):

(Street Address):

(City) (State) (Zip Code)

Annex II

FORM OF ASSIGNMENT AGREEMENT

This Assignment Agreement is entered into as of                 ,          between                              (the “Transferor”) and                                          (the “Transferee”).

WHEREAS the Transferor is the owner of a warrant (the “Warrant”) to purchase                      shares of common stock, par value $0.001 per share (the “Common Stock”), of First Avenue Networks, Inc. (the “Company”)

WHEREAS the Transferor desires to transfer to the Transferee a portion of the Warrant covering                              Warrant Shares (as defined in the Warrant) (the “Transferred Warrant”);

WHEREAS, it is a condition to such transfer that the Transferor and the Transferee execute this Assignment;

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. Transfer. Subject to the terms and conditions contained herein, the Transferor hereby sells, assigns, and transfers unto the Transferor the Transferred Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint the Company as attorney, to transfer the Transferred Warrant on the books of the Company.

2. Representations, Warranties and Covenants. The Transferor and the Transferee each represents, warrants and agrees as follows:

2.1 Status: The Transferee is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).

2.2 Experience: The Transferee has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company and is able financially to bear the risks thereof.

2.3 Investment: The Transferee is acquiring the Transferred Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Transferee has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof, except pursuant to a registration statement under the Securities Act.

Annex II-1

2.4 Transferability:

(a) The Transferee acknowledges and understands and agrees that (i) the Transferred Warrant and the Warrant Shares may not have been registered under the Securities Act and have not been registered under any act applicable to the registration of securities in any state and (ii) the Transferred Warrant and the Warrant Shares must be held indefinitely unless a registration statement covering such securities is effective under the Securities Act and applicable state securities laws or unless an exemption from registration under the Securities Act and such laws is available.

(b) The Transferred Warrant and the Warrant Shares may not be sold, assigned, transferred or pledged except in compliance with the terms of the Transferred Warrant, in which case an assignment agreement substantially similar to the Assignment Agreement is executed and delivered to the Company.

(c) The Transferor has not offered the Transferred Warrant by way of a general solicitation or otherwise in a manner that would require registration under Section 5 of the Securities Act.

3.	Other.

3.1 This Agreement shall be binding upon the Transferor and the Transferee, and their respective heirs, executors, administrators and assigns, and upon the Company, its successors and assigns.

3.2 This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and in pleading or proving any provision of this Assignment Agreement, it shall not be necessary to produce more than one of such counterparts.

3.3 This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

3.4 This Agreement contains the entire agreement between the parties with respect to the matters referred to herein and supersedes all prior negotiations, commitments or understandings.

3.5 The Transferee hereby requests the Company to transfer the Transferred Warrant to him in accordance with the foregoing. The Transferred Warrant will be issued in the name set forth below and will be delivered to the address set forth below, which address shall be considered the Transferee’s record address for purposes of notices and other communications by the Company to the record addresses of its stockholders, unless the Transferee otherwise notifies the Company in writing. THE TRANSFEROR AND THE TRANSFEREE HEREBY JOINTLY INDEMNIFY AND WILL HOLD THE COMPANY, ITS OFFICERS, DIRECTORS AND AGENTS AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS HARMLESS FROM ANY AND ALL LIABILITY, COST, EXPENSE AND DAMAGES WHICH ANY OF THEM MAY INCUR AS A RESULT OF OR ARISING OUT OF THE UNDERTAKING BY

Annex II-2

ANY OF THEM OF THE FOREGOING INSTRUCTIONS OR WHICH RESULT FROM OR ARISE OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

[Remainder of Page Intentionally Left Blank]

Annex II-3

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed or caused this Agreement to be executed on the date first above written.

THE TRANSFEROR:	[Transferor]

By:
Name:
Title:

THE TRANSFEREE:	[Transferee]

By:
Name:
Title:
Agreed and Accepted:

THE COMPANY:	FIRST AVENUE NETWORKS, INC.

By:
Name:
Title:

Annex II-4